U.S. SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 30, 2007

Venture Lending & Leasing IV, Inc.

(Exact name of registrant as specified in its charter)

DELAWARE	814-00640	20-0372373
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

2010 North First Street, Suite 310, San Jose, CA 95131

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (408) 436-8577

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act
☐	Soliciting material pursuant to Ruse 14a-12(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On October 30, 2007, Maurice C. Werdegar was promoted from the position of Vice President to President of Venture Lending & Leasing IV, Inc. (the “Company”).  Mr. Werdegar, 42, has also served as a Vice President of Westech Investment Advisors, Inc., the Company’s Investment Manager, since 2002.  Salvador O. Gutierrez, the Company’s previous President, resigned from such position upon Mr. Werdegar’s appointment.  Mr. Gutierrez will continue to serve as a Director of the Company.

Effective December 31, 2007, Brian R. Best, a Vice President of the Company, will resign from such position.

Item 7.  Financial Statements and Exhibits

Exhibit Number

Description

 ------------------

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None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned duly authorized.

VENTURE LENDING & LEASING IV, INC.

(Registrant)

By:

/S/ Ronald W. Swenson

By:

/S/ Martin D. Eng

Ronald W. Swenson

Martin D. Eng

Chief Executive Officer

Chief Financial Officer

Date:

November 5, 2007

Date:

November 5, 2007